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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): July 10, 2003




                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                  333-104662              41-1955181
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        (State or Other              (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)       Identification Number)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5.    Other Events.
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On June 1, 2003,  Residential Asset Mortgage Products,  Inc. caused the issuance
and  sale  of  the  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
2003-RZ3, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)               Not applicable

(b)               Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of June 1, 2003, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                               By:    /s/ Michael Mead
                               Name:  Michael Mead
                               Title: Vice President



Dated:  July 10, 2003


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EXHIBIT INDEX

Exhibit No.           Description of Exhibit

10.1 Pooling  and  Servicing  Agreement,   dated  as  of  June  1,  2003,  among
     Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.